UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2024

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On March 4, 2024, the Canada Energy Regulator approved Enbridge Inc.’s (“Enbridge”) Mainline Tolling Settlement (“MTS”), which will be effective until December 31, 2028. The MTS sets tariffs for crude oil and liquids shipments that start in Western Canada and are delivered across Canada and North America. The new tolls under the MTS were in effect on an interim basis on July 1, 2023, and the overall agreement is retroactively effective back to July 1, 2021.

The MTS includes:

•	an international joint tariff (“IJT”) for heavy crude oil movements from Hardisty to Chicago, comprised of a Canadian Mainline Toll, a Lakehead System Toll and the Line 3 Replacement surcharge;

•	toll escalation for operation, administration, and power costs tied to US consumer price and power indices;

•	tolls that continue to be distance and commodity adjusted, and utilize a dual currency IJT; and

•

a financial performance collar providing incentives for Enbridge to optimize throughput and cost, but also providing downside protection in the event of extreme supply or demand disruptions or unforeseen operating cost exposure.

The description of the MTS in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the MTS, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 4, 2024, Enbridge issued a news release announcing that the Canada Energy Regulator has approved the MTS. A copy of this news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 6, 2024, Enbridge issued a news release in connection with its Enbridge Day 2024 Investor Conference. A copy of this news release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Enbridge Pipelines Inc. Mainline Tolling Settlement

99.1	News Release of Enbridge Inc. dated March 4, 2024

99.2	News Release of Enbridge Inc. dated March 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: March 8, 2024	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara
Vice President, Corporate & Corporate Secretary (Duly Authorized Officer)